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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 14, 2006

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-30539                  94-3175152
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

    4001 Burton Drive, Santa Clara, California                   95054
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (408) 982-8588

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On June 8, 2006, the Board of Directors (the "Board") of TVIA, Inc. (the "Company") unanimously approved an increase in the number of Class II directors from two to three. On June 8, 2006, the Board also elected Tom Oswold to the Company's Board as a Class II director and named Mr. Oswold chair of the Company's audit committee, effective immediately. There was not and is not any arrangement or understanding between Mr. Oswold and any other person pursuant to which Mr. Oswold was selected to be a director.

Mr. Oswold served as Chief Financial Officer of Picarro, Inc., a laser manufacturing company, from March 2002 through September 2003. From August 1999 through August 2001, Mr. Oswold was Vice President and Chief Financial Officer of AristaSoft Corporation, a managed application services company. From November 1997 to January 1999, he served as Senior Vice President and Chief Financial Officer of GRIC Communications, Inc., an Internet roaming and IP telecom company. Mr. Oswold was also Vice President, Finance and Treasurer at Silicon Graphics, Inc. from March 1988 to January 1996. Mr. Oswold holds an M.B.A. and a B.A. in Business Administration/Finance from the University of Washington.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Tvia, Inc.
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                                          (Registrant)

Date June 14, 2006

                                          By:   /s/ Diane Bjorkstrom
                                                --------------------------------
                                                Diane Bjorkstrom
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Duly Authorized Signatory)